Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended March 31,
	2014	2013
REVENUES:
Timber	$192	$170
Real Estate	23	78
Manufacturing	90	86
Energy and Natural Resources	9	6
Other	3	—
Total Revenues	317	340

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	138	124
Real Estate	10	30
Manufacturing	79	75
Energy and Natural Resources	2	1
Other	3	—
Total Cost of Goods Sold	232	230
Selling, General and Administrative	29	32
Total Costs and Expenses	261	262

Other Operating Income (Expense), net	1	—

Operating Income	57	78

Equity Earnings from Timberland Venture	15	14
Equity Loss from Real Estate Development Ventures	(1)	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	27	21
Interest Expense (Note Payable to Timberland Venture)	14	14
Total Interest Expense, net	41	35

Income before Income Taxes	30	57

Provision (Benefit) for Income Taxes	—	1

Net Income	$30	$56

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.17	$0.35
Net Income per Share – Diluted	$0.17	$0.35

Weighted-Average Number of Shares Outstanding
– Basic	177.0	162.3
– Diluted	177.3	162.8

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	March 31, 2014	December 31, 2013
ASSETS
Current Assets:
Cash and Cash Equivalents	$104	$433
Accounts Receivable	44	29
Inventories	57	55
Deferred Tax Asset	7	9
Assets Held for Sale	77	92
Other Current Assets	13	15
	302	633

Timber and Timberlands, net	4,179	4,180
Minerals and Mineral Rights, net	296	298
Property, Plant and Equipment, net	115	118
Equity Investment in Timberland Venture	198	211
Equity Investment in Real Estate Development Ventures	142	139
Deferred Tax Asset	19	17
Investment in Grantor Trusts (at Fair Value)	46	45
Other Assets	57	54
Total Assets	$5,354	$5,695

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$—	$—
Line of Credit	180	467
Accounts Payable	32	24
Interest Payable	30	22
Wages Payable	10	29
Taxes Payable	11	10
Deferred Revenue	18	26
Other Current Liabilities	10	10
	291	588

Long-Term Debt	2,414	2,414
Note Payable to Timberland Venture	783	783
Other Liabilities	78	78
Total Liabilities	3,566	3,863

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 177.1 at March 31, 2014 and 177.0 at December 31, 2013	2	2
Additional Paid-In Capital	2,947	2,942
Retained Earnings (Accumulated Deficit)	(221)	(173)
Treasury Stock, at Cost, Common Shares – 27.0 at March 31, 2014 and 27.0 at December 31, 2013	(942)	(940)
Accumulated Other Comprehensive Income (Loss)	2	1
Total Stockholders’ Equity	1,788	1,832
Total Liabilities and Stockholders’ Equity	$5,354	$5,695

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended March 31,
(In Millions)	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$30	$56
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	32	26
Basis of Real Estate Sold	6	25
Equity Earnings from Timberland Venture	(15)	(14)
Distributions from Timberland Venture	28	27
Equity Loss from Real Estate Development Ventures	1	—
Deferred Income Taxes	—	1
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(3)
Timber Deed Acquired	—	(18)
Working Capital Changes Impacting Cash Flow:
Like-Kind Exchange Funds	—	(53)
Other Working Capital Changes	(24)	(52)
Other	1	6
Net Cash Provided By (Used In) Operating Activities	57	1

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(16)	(14)
Timberlands Acquired	—	(2)
Contribution to Real Estate Development Ventures	(4)	—
Net Cash Provided By (Used In) Investing Activities	(20)	(16)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(68)
Borrowings on Line of Credit	283	291
Repayments on Line of Credit	(570)	(117)
Principal Payments and Retirement of Long-Term Debt	—	(174)
Proceeds from Stock Option Exercises	1	25
Acquisition of Treasury Stock	(2)	(2)
Net Cash Provided By (Used In) Financing Activities	(366)	(45)

Increase (Decrease) In Cash and Cash Equivalents	(329)	(60)
Cash and Cash Equivalents:
Beginning of Period	433	356

End of Period	$104	$296

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended March 31,
(In Millions)	2014	2013
Revenues:
Northern Resources	$77	$74
Southern Resources	123	104
Real Estate	23	78
Manufacturing	90	86
Energy and Natural Resources	9	6
Other	3	—
Eliminations	(8)	(8)
Total Revenues	$317	$340

Operating Income (Loss): (A)
Northern Resources	$16	$11
Southern Resources	31	24
Real Estate	12	45
Manufacturing	9	10
Energy and Natural Resources	6	5
Other	(1)	—
Other Costs and Eliminations, net	(17)	(17)
Total Operating Income	$56	$78

Adjusted EBITDA by Segment: (B)
Northern Resources	$24	$18
Southern Resources	49	38
Real Estate	18	70
Manufacturing	12	14
Energy and Natural Resources	8	5
Other	(1)	—
Other Costs and Eliminations, net	(17)	(17)
Total	$93	$128

(A) For Segment reporting, Equity Loss from Real Estate Development Ventures of $1 million is included in Operating Income (Loss) for the Other Segment.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SELECTED OPERATING STATISTICS
(UNAUDITED)

		2014
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$22				$22
Pulpwood	$/Ton Stumpage	$12				$12
Northern Resources
Sawlog	$/Ton Delivered	$86				$86
Pulpwood	$/Ton Delivered	$43				$43

Lumber (1)	$/MBF	$573				$573
Plywood (1)	$/MSF	$451				$451
Fiberboard (1)	$/MSF	$678				$678

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,550				1,550
Pulpwood	1,000 Tons	2,054				2,054
Total Harvest		3,604	—	—	—	3,604
Northern Resources
Sawlog	1,000 Tons	667				667
Pulpwood	1,000 Tons	470				470
Total Harvest		1,137	—	—	—	1,137

Lumber	MBF	37,703				37,703
Plywood	MSF	39,188				39,188
Fiberboard	MSF	50,681				50,681

		2013
		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21	$22	$22	$22
Pulpwood	$/Ton Stumpage	$11	$11	$11	$12	$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$79	$81	$79
Pulpwood	$/Ton Delivered	$43	$42	$43	$43	$43

Lumber (1)	$/MBF	$568	$544	$498	$536	$534
Plywood (1)	$/MSF	$462	$464	$457	$450	$458
Fiberboard (1)	$/MSF	$639	$668	$680	$672	$665

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276	1,544	1,733	5,892
Pulpwood	1,000 Tons	1,771	1,688	1,952	2,153	7,564
Total Harvest		3,110	2,964	3,496	3,886	13,456
Northern Resources
Sawlog	1,000 Tons	704	581	636	566	2,487
Pulpwood	1,000 Tons	414	209	387	401	1,411
Total Harvest		1,118	790	1,023	967	3,898

Lumber	MBF	30,535	36,770	40,622	37,990	145,917
Plywood	MSF	46,905	48,364	46,709	45,164	187,142
Fiberboard	MSF	52,329	60,273	54,795	46,250	213,647

(1) Represents prices at mill level.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
LAND SALE STATISTICS
(UNAUDITED)

	2014
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	3,035				3,035
Large Non-strategic	—				—
Conservation	3,415				3,415
HBU/Recreation	4,125				4,125
Development Properties	—				—
Conservation Easements	n/a				n/a
	10,575	—	—	—	10,575
Price per Acre
Small Non-strategic	$1,325				$1,325
Large Non-strategic	$—				$—
Conservation	$1,685				$1,685
HBU/Recreation	$2,200				$2,200
Development Properties	$—				$—
Conservation Easements	$340				$340

Revenue, ($ millions)
Small Non-strategic	$4				$4
Large Non-strategic	$—				$—
Conservation	$6				$6
HBU/Recreation	$9				$9
Development Properties	$—				$—
Conservation Easements	$4				$4
	$23	$—	$—	$—	$23

Basis of Real Estate Sold	$6				$6
	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300	3,985	44,100
Large Non-strategic (1)	36,000	—	15,370	—	51,370
Conservation	970	17,525	1,385	6,125	26,005
HBU/Recreation	7,595	9,825	9,455	20,095	46,970
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	50,250	44,480	43,510	30,205	168,445
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280	$1,290	$1,235
Large Non-strategic	$1,475	$—	$3,415	$—	$2,050
Conservation	$2,580	$835	$1,920	$1,015	$1,000
HBU/Recreation	$2,015	$1,925	$1,925	$2,100	$2,010
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$600	$600

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22	$5	$54
Large Non-strategic	$53	$—	$53	$—	$106
Conservation	$3	$14	$3	$6	$26
HBU/Recreation	$15	$19	$18	$43	$95
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$5	$5
	$78	$53	$96	$59	$286

Basis of Real Estate Sold (2)	$25	$17	$26	$22	$90

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the third quarter of 2013, the company sold 15,370 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million.

(2) Includes $9 million in the third quarter of 2013 for a 15,370 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT MATURITIES SCHEDULE
March 31, 2014
(UNAUDITED)

	Borrowings
(In Millions)	Principal	Interest Rate
Annual Maturities through 2017:
2015	$440	5.875%

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding Equity Earnings from the Timberland Venture, and before interest expense (including any gains or losses from extinguishment of debt), taxes, depreciation, depletion, amortization, and basis in real estate sold. In addition to including Equity Earnings from Real Estate Development Ventures in Adjusted EBITDA, we also include, as an add back to Operating Income for the Other Segment, our proportional share of depreciation, depletion, amortization, and basis in real estate sold from this equity method investment. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in real estate sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Quarter Ended March 31, 2014

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment (1)
Northern Resources	$16	$8	$—	$24
Southern Resources	31	18	—	49
Real Estate	12	—	6	18
Manufacturing	9	3	—	12
Energy and Natural Resources	6	2	—	8
Other	(1)	—	—	(1)
Other Costs and Eliminations	1	—	—	1
Other Unallocated Operating Income (Expense), net	(18)	—	—	(18)
Total	$56	$31	$6	$93

Reconciliation to Net Income (2)
Equity Earnings from Timberland Venture	15
Interest Expense	(41)
(Provision) Benefit for Income Taxes	—
Net Income	$30

Reconciliation to Net Cash Provided By Operating Activities (1)
Net Cash Flows from Operations				$57
Interest Expense				41
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				—
Distributions from Timberland Venture				(28)
Equity Earnings, Depletion and Basis of Real Estate Sold from Real Estate Development Ventures				(1)
Deferred Income Taxes				—
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				24
Other				(1)
Adjusted EBITDA				$93

(1) Includes Equity Loss from Real Estate Development Ventures ($1 million) in Operating Income for the Other Segment, along with our proportional share of depreciation, depletion, amortization ($0), and basis in real estate sold ($0) from this equity method investment.

(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended March 31, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$11	$7	$—	$18
Southern Resources	24	14	—	38
Real Estate	45	—	25	70
Manufacturing	10	4	—	14
Energy and Natural Resources	5	—	—	5
Other	—	—	—	—
Other Costs and Eliminations	(17)	—	—	(17)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$78	$25	$25	$128

Reconciliation to Net Income (1)
Equity Earnings from Timberland Venture	14
Interest Expense	(35)
(Provision) Benefit for Income Taxes	(1)
Net Income	$56

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$1
Interest Expense				35
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				1
Distributions from Timberland Venture				(27)
Equity Earnings, Depletion and Basis of Real Estate Sold from Real Estate Development Ventures				—
Deferred Income Taxes				(1)
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				3
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				105
Other				(6)
Adjusted EBITDA				$128

(1) Includes reconciling items not allocated to segments for financial reporting purposes.